Exhibit 99.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made this 27th day of July, 2011, by and among MPG Office Trust, Inc., a Maryland corporation (the “Company”), Esopus Creek Value Series Fund LP - Series L, a series of Esopus Creek Value Series Fund LP, a Delaware series limited partnership (the “Holder”) and Esopus Creek Value Series Fund LP - Series A, a series of Esopus Creek Value Series Fund LP, a Delaware series limited partnership (“Esopus Series A”).

R E C I T A L S

A.    WHEREAS, the Company and the Holder have entered into private negotiations with respect to the exchange (the “Exchange”) of the number of shares (the “Series A Shares”) of the Company’s 7.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (“Preferred Stock”), held by the Holder set forth on Schedule A hereto for the number of shares (the “Common Shares”) of the Common Stock, par value $0.01 per share, of the Company (“Common Stock”) set forth on Schedule A hereto.

B.    The Holder desires to deliver to the Company and the Company desires to acquire from the Holder the Series A Shares in exchange for the number of Common Shares set forth next to its name on Schedule A hereto, upon the terms and subject to the conditions hereinafter set forth (the “Exchange”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements and obligations contained herein, the parties agree as follows:

1.    Exchange of Shares.

1.1    General. On the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, on the Closing Date (i) the Holder shall convey, assign, transfer and deliver to the Company, and the Company shall acquire from the Holder, the Series A Shares, and (ii) in exchange, the Company shall deliver the Common Shares to the Holder in the allocations set forth on Schedule A hereto in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended to date (the “Securities Act”). No accrued and unpaid dividends have been declared or shall be paid to the Holder with respect to the Series A Shares. For purposes of this Agreement, the exchange ratio for the Exchange is 5.157 Common Shares for each Series A Share, with the Series A Shares valued at $16.50 per share and the Common Shares valued at $3.20 per share, the closing price on July 27, 2011.

1.2    Closing. The closing of the transaction contemplated hereby (the “Closing”) shall take place at 6:00 p.m., Pacific time, on July 27th, 2011, at the offices of Latham & Watkins LLP, 355 S. Grand Avenue, Los Angeles, California 90071, or at such other time and place as mutually agreed upon by the parties. The date and time of the Closing are referred to herein as the “Closing Date.”

1.3    Closing Deliverables.

(a) At the Closing, the Holder shall deliver or cause to be delivered to the account of the Company the Series A Shares, registered in the name of the Holder or for which the Holder is the beneficial owner.

(b) Within two business days following listing of the Common Shares on the New York Stock Exchange, pursuant to a listing application to be filed promptly following the Closing, the Company shall deliver the number of Common Shares set forth on Schedule A hereto to the Holder to the account set forth on Schedule A hereto with respect to the Holder.

2.    Representations and Warranties of the Holder. The Holder represents and warrants to the Company, as of the Closing Date, as follows:

2.1Existence and Authority Relative to Agreement. The Holder is a series of Esopus Creek Value Series Fund LP, a Delaware series limited partnership, duly formed, validly existing and in good standing under the laws of the state of Delaware. The Holder has all necessary power and authority to execute and deliver this Agreement and such other agreement, document or instrument to be executed in connection herewith and to perform the obligations to be performed by it hereunder and thereunder. The execution, delivery and performance of this Agreement by the Holder and the transfer of the Series A Shares by the Holder pursuant hereto have been duly authorized by all necessary action. This Agreement and each other instrument or document to be executed in connection herewith have been duly and validly executed and delivered by a duly authorized officer of the Holder. This Agreement and each other instrument or document to be executed in connection herewith shall, upon the execution and delivery thereof by the Holder, constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with the respective terms thereof, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

2.2No Conflicts. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by the Holder with any provisions hereof, will (i) violate (with or without the giving of notice or the lapse of time or both), or conflict with, or result in any violation of or default under, any indenture, mortgage, deed of trust, loan agreement, joint venture agreement, partnership agreement, limited liability company agreement or any other agreement or instrument to which the Holder is a party or by which the Holder is bound or to which any of the property or assets of any of the Holder is subject, except for such conflicts, breaches or violations which would not, singly or in the aggregate, result in a material adverse effect on the consolidated financial position, results of operations or business of the Holder, (ii) result in any violation of the provisions of the charter, bylaws, certificate of limited partnership, partnership agreement or other organizational documents of the Holder, as the case may be, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Holder, except where such noncompliance or violation of any such statute, order, rule or regulation would not, singly or in the aggregate, result in a material adverse effect on the consolidated financial position, results of operations or business of the Holder.

2.3No Consents Required. No application, notice, order, registration, qualification, waiver, consent, approval or other action (collectively, “Consent”) is required to be filed, given, obtained or taken by the Holder by virtue of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, which has not already been obtained.

2.4Title to Interests. The Holder is the record or beneficial owner of the Series A Shares set forth on Schedule A hereto, and the sale of the Series A Shares to the Company hereunder will transfer title to the Series A Shares free and clear of all liens, claims, charges or encumbrances whatsoever.

2.5Brokers and Finders. The Holder has not employed any broker or finder who will seek compensation from the Company, and the Holder has not otherwise entered into any arrangement regarding the payment of any brokerage fees, commissions or finder’s fees in connection with the Exchange that will result in any liability on the part of the Company.

2.6Ownership Limit. The ownership of the Common Shares by the Holder and Esopus Series A, together with any other shares of stock of the Company actually owned, Beneficially Owned or Constructively Owned by them, shall not cause either the Holder or Esopus Series A, and, to their knowledge, any other affiliated Person (as defined in the Company’s charter (the “Articles”)), to actually own, Beneficially Own or Constructively Own shares of capital stock of the Company in violation of the restrictions on ownership and transfer of shares of capital stock of the Company as set forth in Section 6.2 (to the Holder’s knowledge in the case of the closely held limitation) of Article VI of the Articles. Each of the Holder and Esopus Series A acknowledges that the issuance of the Common Shares pursuant to this Agreement is subject to the provisions and remedies in the Articles, to the extent the issuance violates the restrictions on ownership and transfer set forth in the Articles, and the application of any such remedies shall not be a breach of this Agreement by the Company. For purposes of this Agreement, the terms Beneficially Own and Constructively Own shall have the meanings set forth in the Articles.

2.7Reserved.

2.8No General Solicitation. Neither the Holder nor any of its advisors is aware of or has engaged in or will engage in any form of general solicitation or advertising in connection with the exchange of the Series A Shares by the Holder, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, Internet site or similar media or broadcast over television, radio or transmitted electronically (including via e-mail); and (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

2.9No Group or Agreements to Sell. Other than Esopus Series A, the Holder is not working with any person or entity, and is not part of a group (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, or otherwise), with regard to the Exchange or with regard to holding the Company’s Preferred Stock or Common Stock or any other securities of the Company. The Holder has no contract, understanding, agreement or arrangement with any person or entity to sell, transfer or grant a participation to such person or entity or any other person or entity, with respect to any or all of the Series A Shares it currently holds, the Exchange contemplated by this Agreement or any or all of the Common Shares it will receive in accordance with the provisions hereof.

2.10ERISA. No part of the Series A Shares to be used by the Holder to exchange for Common Shares constitutes “plan assets,” as defined in Department of Labor Regulation Section 2510.3-101 (29 C.F.R. 2510.3-101), of any “employee benefit plan,” subject to Title I of ERISA or an individual retirement account or plan which is subject to Section 4975 of the Code (collectively, a “Benefit Plan”) or of any account or entity whose underlying assets constitute “plan assets” of a Benefit Plan by reason of the Benefit Plan’s investment in the account or entity. The Holder is not an employee benefit plan subject to ERISA or Section 4975 of the Code.

2.11Advisors. The Holder is relying upon the advice of its own personal, legal and tax advisors with respect to the legal, tax and other aspects of the sale of the Series A Shares and an investment in the Company.

2.12Accredited Investor. The Holder is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

2.13Determination of Price. In connection with the exchange of the Series A Shares for Common Shares, the Holder has independently determined acceptable prices for the Series A Shares and the Common Shares, and such prices are based upon such independent determination.

2.14Current Holdings. Each of the Holder and Esopus Series A does not, individually, collectively or with any of their respective affiliates, including, without limitation, any other series of Esopus Creek Value Series Fund LP (such affiliates, collectively, the “Esopus Affiliates”), own (actually or taking into account any stock that likely would be treated as owned by the Holder or Esopus Series A individually, collectively or together with the Esopus Affiliates, or with any other Person for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder) more than 4.95% of the Company’s stock. For the avoidance of doubt, for purposes of this Agreement, the term stock and the measured ownership of stock shall not include Preferred Stock but shall include any other stock within the meaning and principles of Section 382 of the Code and the Treasury Regulations thereunder, including Treasury Regulation §1.382-2(a)(3), Treasury Regulation §1.382-4(d) (related to treatment of options, warrants, puts, contracts to acquire stock, an other similar rights as stock), and Treasury Regulation §1.382-2T(f)(18).

2.15Non-Foreign Status. The Holder is not a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

3.     Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the Closing Date, as follows:

3.1Existence and Authority Relative to Agreement. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company has all necessary corporate power and authority to execute and deliver this Agreement and each other agreement, document or instrument to be executed in connection herewith and to perform the obligations to be performed by the Company hereunder and thereunder. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action. This Agreement and each other instrument or document to be executed in connection herewith have been duly and validly executed and delivered by a duly authorized officer of the Company. This Agreement and each other instrument or document to be executed in connection herewith shall, upon the execution and delivery thereof by the Company, constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with the respective terms thereof, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

3.2No Conflicts. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by the Company with any provisions hereof, will (i) violate (with or without the giving of notice or the lapse of time or both), or conflict with, or result in any violation of or default under, any indenture, mortgage, deed of trust, loan agreement, joint venture agreement, partnership agreement, limited liability company agreement or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such conflicts, breaches or violations which would not, singly or in the aggregate, result in a material adverse effect on the consolidated financial position, results of operations or business of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), (ii) result in any violation of the provisions of the charter or bylaws of the Company, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, except where such noncompliance or violation of any such statute, order, rule or regulation would not, singly or in the aggregate, have a Material Adverse Effect. “Subsidiary” means each of the subsidiaries of the Company which is a “significant subsidiary” as defined in Rule 405 of Regulation C under the Act.

3.3Brokers and Finders. The Company has not employed any broker or finder who will seek compensation from the Holder and the Company has not otherwise entered into any arrangement regarding the payment of any brokerage fees, commissions or finder’s fees in connection with the Exchange that will result in any liability on the part of the Holder.

3.4Shares. The issuance and sale of the Common Shares to the Holder pursuant to this Agreement have been duly authorized by the Company. When the Common Shares are duly paid for and delivered as provided herein, the Common Shares will be validly issued, fully paid and nonassessable. The issuance of the Common Shares is not subject to preemptive or similar rights. The issuance and sale of the Common Shares in the Exchange is exempt from registration under Section 3(a)(9) of the Securities Act and the Common Shares issued to the Holder will be unrestricted securities under the Securities Act.

4.    Covenants.

4.1    Tax Matters. The Company and the Holder shall cooperate with each other, as and to the extent reasonably requested by the Company or the Holder, in connection with the filing of any tax returns, tax elections or other tax reporting matters related to the transactions contemplated by this Agreement. Such cooperation shall include the retention and (upon the Company’s or the Holder’s reasonable request) the provision of records and information which are reasonably relevant to any such tax matter and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

4.2    Common Share Ownership. Each of the Holder and Esopus Series A agrees that it will not, individually, collectively or together with the Esopus Affiliates, own (actually or taking into account any stock that likely would be treated as owned by the Holder individually, collectively or together with the Esopus Affiliates, or with any other Person for purposes of Section 382 of the Code and the Treasury Regulations thereunder) (“Own”) more than 4.95% (the “Threshold”) of the Company’s stock at any time on or after the date of this Agreement without the Company’s prior written consent. The restriction set forth in this Section 4.2 shall cease to apply for any testing date following the date on which the Company undergoes an “ownership change” within the meaning of Section 382 of the Code after the date of this Agreement.

In the event that either the Holder or Esopus Series A violates this Section 4.2 by individually exceeding the Threshold or by causing the Holder, Esopus Series A or the Esopus Affiliates to collectively exceed the threshold and the Company thereafter suffers out-of-pocket losses resulting from the tax consequences to the Company of an “ownership change” from such violation of this Section 4.2, the Holder shall pay to the Company $5 million in cash. Subsequent to any such violation of this Section 4.2 by the Holder, in the event that the amount of the Company’s stock Owned by any of the Holder, Esopus Series A or the Esopus Affiliates increases without the Company’s prior written consent, the Holder shall pay to the Company an additional $2.5 million in cash in the aggregate. For the avoidance of doubt, the maximum amount of damages payable under this Section 4.2 shall not exceed $7.5 million in the aggregate.

The parties agree that if there is a breach under this Section 4.2 and, prior to any damages being suffered by the Company, a Change of Control (as defined below) occurs at the Company, then the Holder shall not be liable for any damages under this Section 4.2. For purposes of this Section 4.2, “Change in Control” shall mean the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder) (x) whether through a merger, purchase of stock or otherwise, of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities or (y) of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, the Holder shall not be liable for a breach of this Section 4.2 directly resulting from any action taken by the Company, any Subsidiary or any “affiliate” of the Company as defined in the Exchange Act that causes the Holder’s Ownership, Esopus Series A’s Ownership or the Esopus Affiliates’ Ownership to exceed the Threshold, including, for example, a repurchase of outstanding shares by the Company.

4.3    Standstill. Each of the Holder and Esopus Series A agrees that until the earliest to occur of: (i) the date that is 12 months after the Closing Date, (ii) such date, if any, that is the tenth business day following the date any person has commenced an unsolicited tender offer or exchange offer for any of the Company’s securities which has not been publicly rejected by the Company’s board of directors; (iii) the execution by the Company of a definitive agreement with another person for an extraordinary corporate transaction; and (iv) the filing of any petition by or against the Company or any subsidiary thereof under title 11 of the United States Code or if prior to any such filing the Company has entered into a “plan support” or similar agreement, unless the Company shall otherwise specifically request in writing in advance, each of the Holder, Esopus Series A and any of their respective affiliates shall not, and shall cause its directors, officers and employees not to (A) make a public offer to purchase a material portion of the assets of or enter into any merger or business combination involving the Company; (B) participate in or assist any other person in any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of the Company or any of its affiliates, or (C) make any other public disclosure (except as otherwise permitted under this Agreement), with respect to any of the prohibited actions set forth in this Agreement.

4.4    Withholding. At the Closing, the Holder shall deliver to the Company a properly executed certificate prepared in accordance with Treasury Regulations Section 1.1445-2(b) certifying the Holder’s non-foreign status and a properly executed Internal Revenue Service Form W-9. The Holder will promptly inform the Company if the information in any of such forms becomes untrue. The Company shall be entitled to withhold taxes to the extent required by applicable law from any payment made to the Holder pursuant to this Agreement.

4.5    Reporting Ownership. Each of the Holder and Esopus Series A agrees to promptly make any necessary filings with the Commission regarding its holdings in the Company’s securities.

5.    Release from Liability for Any Accrued and Unpaid Dividends. The Holder hereby waives any right it may have to any accrued and unpaid dividends with respect to the Series A Shares listed on Schedule A only, and the Holder hereby agrees to release the Company from any and all liability with respect thereto.

6.    General.

6.1     Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by nationally recognized overnight courier with proof of delivery thereof, sent by United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission with proof of delivery in the form of a telecopier’s transmission confirmation report. Notice shall be sent and deemed given when (a) if personally delivered or via nationally recognized overnight courier, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then at the time set forth in the telecopier’s transmission confirmation report.

Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

If to the Holder or Esopus Series A:

Esopus Creek Advisors LLC
245 Park Avenue, 24th Floor
New York, NY 10167
Attention: Lauren Krueger, Managing Member
Facsimile: (212) 209-7309
E-mail: laurenkrueger@ecvlp.com

If to the Company:

MPG Office Trust, Inc.
355 South Grand Avenue, Suite 3300
Los Angeles, CA 90071
Attention: Jonathan L. Abrams, SVP and General Counsel
Facsimile: (213) 533-5585
E-mail: jon.abrams@mpgoffice.com

With a copy to:

Laura L. Gabriel, Esq.
Julian T.H. Kleindorfer, Esq.
Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, California 90071
Facsimile: (213) 891-8763
E-mail: laura.gabriel@lw.com; julian.kleindorfer@lw.com

or to such other address as any party hereto shall have designated by notice in writing to the other party.

6.2    Further Assurances. Each party hereto shall at any time, and from time to time, both before and after the date of this Agreement, upon request of the other party hereto, execute, acknowledge and deliver all such further assignments, transfers, conveyances or other documents or instruments, and take all such further action, as may be requested by the other party to carry out the intent of this Agreement.

6.3    Expenses. The parties hereto shall each pay their respective fees and expenses, including but not limited to attorneys’ fees, incident to the negotiations, preparation and execution of this Agreement and the consummation of the transactions provided for herein.

6.4    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement and duly executed by the party to be bound thereby. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated hereby.

6.5    Assignability. Neither this Agreement nor any of the rights or obligations hereunder may be assigned without the prior written consent of the parties hereto and any attempt to do so shall be of no force or effect.

6.6    Captions. The captions of the various sections and articles contained in this Agreement are for reference purposes only and shall not be deemed in any manner to affect the meaning or interpretation of any of the provisions of this Agreement.

6.7    Severability. If any provision of this Agreement or in any document referred to herein shall be determined to be illegal, void or unenforceable, all other provisions of this Agreement or in any other document referred to herein shall not be affected and shall remain in full force and effect.

6.8    Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

6.9    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

6.10    Survival. The warranties, representations, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing of the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Esopus Creek Value Series Fund L.P. - Series L,
a series of Esopus Creek Value Series Fund L.P., a
Delaware series limited partnership

By:	/s/ LAUREN KRUEGER
Name: Lauren Krueger
Title: Managing Member

Esopus Creek Value Series Fund L.P. - Series A,
a series of Esopus Creek Value Series Fund L.P., a
Delaware series limited partnership

By:	/s/ LAUREN KRUEGER
Name: Lauren Krueger
Title: Managing Member

[Signature Page to Exchange Agreement]

MPG OFFICE TRUST, INC.,
a Maryland corporation

By:	/s/ DAVID L. WEINSTEIN
Name: David L. Weinstein
Title: President and Chief Executive Officer

[Signature Page to Exchange Agreement]

Schedule A

	Series A Shares	Common Shares
Esopus Creek Value Series Fund LP - Series L	50,995	262,981